STRATEGIC ALLIANCE AGREEMENT
                          DATED AS OF FEBRUARY 27, 1995
                                 BY AND BETWEEN
                         SAMSUNG ELECTRONICS CO., LTD.,
                              A KOREAN CORPORATION
                                       AND
                               AST RESEARCH, INC.,
                             A DELAWARE CORPORATION






                                    CONTENTS

     ARTICLE 1  DEFINITIONS                                                                          1
     ARTICLE 2  COVENANTS TO ENTER INTO CERTAIN STRATEGIC AGREEMENTS                                 2
                2.1       Covenant to Enter Into Component Supply Agreements                         2
                          2.1.1 Component Supply Agreements - Statement of
                                Purpose                                                              2
                          2.1.2 Component Supply Agreements - Principles                             3
                2.2       Covenant to Enter Into A Joint Procurement Agreement                       4
                          2.2.1 Joint Procurement Agreement - Statement of
                          Purpose                                                                    4
                          2.2.2 Joint Procurement Agreement - Principles                             4
                2.3       Covenant to Enter Into A Joint Marketing Agreement                         4
                          2.3.1 Joint Marketing Agreement - Statement of
                                Purpose                                                              4
                          2.3.2 Joint Marketing Agreement - Principles                               5
                2.4       Covenant to Enter Into A Cross OEM Agreement                               5
                          2.4.1 Cross OEM Agreement - Statement of Purpose                           5
                          2.4.2 Cross OEM Agreement - Principles                                     5
                2.5       Covenant to Enter Into A Joint Product Development
                          Agreement                                                                  7
                          2.5.1 Joint Product Development Agreement -
                                Statement of Purpose                                                 7
                          2.5.2 Joint Product Development - Principles                               7
                2.6       Covenant to Enter Into A Cross License Agreement                           8
                          2.6.1 Cross License Agreement - Statement of
                                Purpose                                                              8
                          2.6.2 Cross License Agreement - Principles                                 8
                2.7       Covenant to Enter Into An Employee Exchange
                          Agreement                                                                  9
                          2.7.1 Employee Exchange Agreement - Statement of
                                Purpose                                                              9
                          2.7.2 Employee Exchange Agreement - Principles                             9
                2.8       Covenant to Enter Into A Technical Collaboration
                          Agreement                                                                 10

                          2.8.1 Technical Collaboration Agreement - Statement
                                of Purpose                                                          10
                          2.8.2 Technical Collaboration Agreement -
                                Principles                                                          10
     ARTICLE 3  REPRESENTATIONS AND WARRANTIES                                                      10
                3.1       Disclosure.                                                               10
     ARTICLE 4  COVENANTS                                                                           11
                4.1       Access to Information; Confidentiality                                    11
                          4.1.1 Access                                                              11
                          4.1.2 Confidentiality                                                     11
                4.2       Additional Agreements; Reasonable Efforts                                 11
                4.3       Public Announcements                                                      12
                4.4       Notification of Certain Matters                                           12
                4.5       Indemnities                                                               12
                          4.5.1 Indemnification of Samsung                                          12
                          4.5.2 Indemnification of AST                                              12
                          4.5.3 Third Party Claims                                                  13
     ARTICLE 5  CONDITIONS TO ENTER INTO CERTAIN STRATEGIC AGREEMENTS                               14
                5.1       Conditions to Obligations of Samsung and AST                              14
                          5.1.1 No Prohibition                                                      14
                          5.1.2 Regulatory Compliance                                               14
                5.2       Conditions to Obligations of Samsung                                      14
                          5.2.1 Performance                                                         14
                          5.2.2 Representations and Warranties True                                 15
                5.3       Conditions to Obligations of AST                                          15
                          5.3.1 Performance                                                         15
                          5.3.2 Representations and Warranties True                                 15
     ARTICLE 6  TERMINATION                                                                         15
                6.1       Termination by AST                                                        15
                6.2       Termination by Samsung                                                    15
                6.3       Termination by Samsung or AST                                             15
                6.4       Effect of Termination                                                     16
     ARTICLE 7  MISCELLANEOUS                                                                       16
                7.1       Compliance with Law                                                       16
                7.2       Stock Purchase Agreement                                                  16



                          STRATEGIC ALLIANCE AGREEMENT

This Strategic Alliance Agreement (this "AGREEMENT") is entered into as of February 27, 1995 by and between Samsung Electronics Co., a Korean corporation ("SAMSUNG") and AST Research, Inc., a Delaware corporation ("AST").

          A. Samsung and AST have entered into that certain Stock Purchase Agreement dated as of the date hereof (as the same may be amended from time to time, the "Stock Purchase Agreement") pursuant to which Samsung is acquiring certain shares of AST Common Stock.

          B. As a result of the transactions contemplated by the Stock Purchase Agreement, Samsung will be a significant stockholder of AST.

          C. Samsung and AST have engaged in discussions regarding various commercial arrangements between the parties as contemplated hereinbelow including, without limitation, the sale by Samsung to AST of various components used in the manufacture of AST products and based upon those discussion both parties expect that those anticipated commercial relationships will be mutually beneficial.

          D. It is a condition to the transactions contemplated by the Stock Purchase Agreement and the desire of Samsung and AST that they enter into this Agreement to provide for the formation of a strategic alliance involving various mutually beneficial commercial relationships intended to enhance the business prospects and competitive position of both Samsung and AST, and AST's Board of Directors has determined that such an Agreement is in the best interests of AST's stockholders.

          NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, and agreements set forth in this Agreement, Samsung and AST hereby agree as follows:

                                     ARTICLE 1.
                                   DEFINITIONS

          Capitalized terms used in this Agreement without definition shall have the respective meanings accorded to them in the Stock Purchase Agreement. Capitalized terms used in this Agreement and not otherwise defined herein or in the Stock Purchase Agreement shall have the respective meanings set forth below.

          "COMPONENT SUPPLY AGREEMENTS" means the Component Supply Agreements to be entered into by and between Samsung and AST in accordance with Section 2.1 hereof.

          "CROSS LICENSING AGREEMENT" means the Cross Licensing Agreement to be entered into by and between Samsung and AST in accordance with Section 2.6 hereof.

          "CROSS OEM AGREEMENT" means the Cross OEM Agreement to be entered into by and between Samsung and AST in accordance with Section 2.4 hereof.

          "EMPLOYEE EXCHANGE AGREEMENT" means the Employee Exchange Agreement to be entered into by and between Samsung and AST in accordance with Section 2.7 hereof.

          "JOINT PROCUREMENT AGREEMENT" means the Joint Procurement Agreement to be entered into by and between Samsung and AST in accordance with Section 2.2 hereof.

          "JOINT PRODUCT DEVELOPMENT AGREEMENT" means the Joint Development Agreement to be entered into by and between Samsung and AST in accordance with
Section 2.5 hereof.

          "JOINT MARKETING AGREEMENT" means the Joint Marketing Agreement to be entered into by and between Samsung and AST in accordance with Section 2.3 hereof.

          "STRATEGIC AGREEMENTS" means the Component Supply Agreements, the Joint Procurement Agreement, the Joint Marketing Agreement, the Cross OEM Agreement, the Joint Product Development Agreement, the Cross Licensing Agreement, the Employee Exchange Agreement and the Technical Collaboration Agreement.

          "TECHNICAL COLLABORATION AGREEMENT" means the Technical Collaboration Agreement to be entered into by and between Samsung and AST in accordance with
Section 2.8 hereof.

                                     ARTICLE 2.
              COVENANTS TO ENTER INTO CERTAIN STRATEGIC AGREEMENTS

2.1. COVENANT TO ENTER INTO COMPONENT SUPPLY AGREEMENTS.

  2.1.1.  Component Supply Agreements - Statement of Purpose.
          Both Samsung and AST believe that, in order to form a successful strategic alliance during the term of Samsung's significant investment in AST that will enhance the competitive position of each party, Samsung and AST should enter into an agreement pursuant to which Samsung shall supply AST with certain components used in the manufacture of AST's products ("Components"). Such agreement shall provide that, to the extent permitted within the confines of applicable law, Samsung shall provide AST with pricing, allocation and terms which, when considered in the aggregate, are at least as favorable as those offered by Samsung to its most favored customer group. The prices, allocation and terms offered to AST for the Components during the first quarter covered by such agreement (the "Initial Period") shall, when considered in the aggregate, be more favorable than the prices, allocation and terms otherwise available to AST pursuant to agreements between AST and Samsung which were entered into prior to the effective date of this Agreement ("Existing Samsung Agreements") to the extent that such Existing Samsung Agreements would otherwise be effective during the Initial Period.

  2.1.2.  Component Supply Agreements - Principles.
          Samsung and AST shall each allocate the necessary resources and meet together as soon as possible following the execution of this Agreement and as often as either party reasonably requests thereafter, in order to negotiate the terms and conditions of definitive component supply agreements (the "Component Supply Agreements") which shall be entered into between AST and the relevant Affiliate of Samsung prior to the Closing of the purchase and sale of the Second Issuance Shares. The Component Supply Agreements shall address, among other things, the following:

          (a) type of components to be supplied by Samsung (including DRAM, CD-ROM, hard disk drives, monitors, LCD display panels and printers);

          (b)  pricing by component type;

          (c)  quantity commitments by component type;

          (d)  payment terms;

          (e)  shipment method and terms;

          (f) procedures for placing and accepting orders, needs/quantity forecasting horizons, lead time, cycle time, demand/supply planning, preliminary/firm order timing, change order process;

          (g)  allocate responsibility for customs/duties fees;

          (h) allocate responsibility for compliance with applicable laws, regulations including, without limitation, obtaining applicable governmental approvals, registrations, notifications related to import and export ;

          (i) procedures pursuant to which AST will use its best efforts to provide services necessary to test and qualify, new components or new versions of existing components to be offered Samsung, as to quality and compatibility for use in AST products;

          (j) agreement term and termination provisions including the rights and obligations of the parties on expiration or termination;

          (k)  dispute resolution mechanisms; and

          (l) various legal matters (e.g., indemnities, representations and warranties).

2.2.  Covenant to Enter Into A Joint Procurement Agreement.

  2.2.1.  Joint Procurement Agreement - Statement of Purpose.
          Both Samsung and AST believe that, in order to form a successful strategic alliance that will enhance the competitive position of each party, Samsung and AST should enter into an agreement pursuant to which Samsung and AST shall coordinate their purchases from third parties in order to obtain more favorable pricing as a result of leveraging the combined purchasing power of both parties.

  2.2.2.  Joint Procurement Agreement - Principles.
          Samsung and AST shall each allocate the necessary resources and meet together as soon as possible following the execution of this Agreement and as often as either party reasonably requests thereafter, in order to negotiate the terms and conditions of a definitive joint procurement agreement (the "Joint Procurement Agreement") which shall be entered into prior to the Closing of the purchase and sale of the Second Issuance Shares. The Joint Procurement Agreement shall address, among other things, the following:

          (a) type of components and materials to be jointly procured (e.g., microprocessors, video graphics chipsets);

          (b)  means by which joint purchasing can be accomplished
               (e.g., consolidated procurement or resale arrangements between the parties);

          (c)  means by which joint purchasing can be efficiently managed
               (e.g., management level procurement coordinators for each party); and

          (d) effective means of exchange of procurement related information (e.g., forecasted needs, prices, volumes, terms for all components and materials to be jointly procured).

2.3.  Covenant to Enter Into A Joint Marketing Agreement.

  2.3.1.  Joint Marketing Agreement - Statement of Purpose.
          Both Samsung and AST believe that, in order to form a successful strategic alliance that will enhance the competitive position of each party, Samsung and AST should enter into an agreement pursuant to which Samsung and AST shall cooperate to share expertise to jointly market currently existing and newly developed products of both parties in order to achieve maximum market penetration for both parties.

  2.3.2.  Joint Marketing Agreement - Principles.
          Samsung and AST shall each allocate the necessary resources and meet together as soon as possible following the execution of this Agreement and as often as either party reasonably requests thereafter, in order to negotiate the terms and conditions of a definitive joint marketing agreement (the "Joint Marketing Agreement") which shall be entered into prior to the Closing of the purchase and sale of the Second Issuance Shares. The Joint Marketing Agreement shall address, among other things, the following:

          (a) identify joint marketing projects on which the parties shall collaborate (e.g., Samsung laser printers, Samsung subnotebook computers, AST desktop personal computers, AST server computers, AST computer front end software);

          (b) resource commitments to joint marketing projects (e.g., personnel (number, levels and type) and funding contribution levels);

          (c) target schedule for commencement and completion of various joint marketing projects;

          (d)  entity structure to maximize benefits to the parties;

          (e) means by which joint marketing opportunities can be identified, acted on and efficiently managed (e.g., management level joint marketing coordinators for each party); and

          (f) effective means of exchanging joint marketing opportunity related information (e.g., technology marketing developments, product marketing plans).

2.4.  Covenant to Enter Into A Cross OEM Agreement.

  2.4.1.  Cross OEM Agreement - Statement of Purpose.
          Both Samsung and AST believe that, in order to form a successful strategic alliance that will enhance the competitive position of each party, Samsung and AST should enter into an agreement pursuant to which Samsung and AST shall cooperate to coordinate the utilization of the manufacturing and assembly capacity of each other in order to maximize profit potential for both parties by, among other things, achieving economies of scale.

  2.4.2.  Cross OEM Agreement - Principles.
          Samsung and AST shall each allocate the necessary resources and meet together as soon as possible following the execution of this Agreement and as often as either party reasonably requests thereafter, in order to negotiate the terms and conditions of a definitive cross OEM agreement (the "Cross OEM Agreement") which shall be entered into prior to the Closing of the purchase and sale of the Second Issuance Shares. The Cross OEM Agreement shall address, among other things, the following:

          (a) components and materials to be the subject of the Cross OEM Agreement (e.g., AST server computers, AST desktop personal computers, Samsung notebook computers, Samsung subnotebook computers);

          (b)  define the OEM territory;

          (c)  service and support responsibilities for the OEM product;

          (d) parties right of first refusal regarding OEM opportunities offered by the other;

          (e)  marketing channels for the OEM product;

          (f)  entity structure to maximize benefits to the parties;

          (g)  exclusivity, volume discounts, training;

          (h)  import/export compliance responsibilities;

          (i) ordering methods, forecasting, ordering minimums, order changes and cancellations (timing with associated cancellation fees);

          (j)  delivery method, terms and risk of loss;

          (k)  product acceptance criteria and testing procedure;

          (l)  OEM and user product warranty (and limitations);

          (m) licenses for any software products and diagnostic material (including right to sublicense where appropriate);

          (n)  payment terms and method;

          (o)  technical assistance commitments;

          (p)  intellectual property use including trademarks and trade names;

          (q) term (renewal) and termination including wind down, sell-off rights, post termination;

          (r) legal issues including confidentiality and proprietary rights, liability limitations, representations and warranties, indemnification, end user license agreement (if applicable);

          (s) means by which additional cross OEM opportunities can be identified, acted on and efficiently managed (e.g., management level cross OEM coordinators for each party); and

          (t) effective means of exchanging OEM opportunity-related information (e.g., manufacturing capacities, forecasted needs volumes).

2.5.  Covenant to Enter Into A Joint Product Development Agreement.

  2.5.1.  Joint Product Development Agreement - Statement of Purpose.
          Both Samsung and AST believe that, in order to form a successful strategic alliance that will enhance the competitive position of each party, Samsung and AST should enter into an agreement pursuant to which Samsung and AST shall cooperate to share expertise to jointly develop products in order to accelerate product time to market for both parties.

  2.5.2.  Joint Product Development - Principles.
          Samsung and AST shall each allocate the necessary resources and meet together as soon as possible following the execution of this Agreement and as often as either party reasonably requests thereafter, in order to negotiate the terms and conditions of a definitive joint product development agreement (the "Joint Product Development Agreement") which shall be entered into prior to the Closing of the purchase and sale of the Second Issuance Shares. The Joint Product Development Agreement shall address, among other things, the following:

          (a) identify R&D projects on which the parties shall collaborate (e.g., notebook computers, desktop computer monitors);

          (b) resource commitments to R&D projects (e.g., personnel (number, levels and type), funding, and intellectual property contribution levels);

          (c)  target schedule for commencement and completion of R&D projects;

          (d)  entity structure to maximize benefits to the parties;

          (e)  ownership of resulting intellectual property;

          (f) post-development marketing (e.g., allocations of worldwide territories and/or field of use of developed technology);

          (g) exclusivity, right of first refusal of parties to participate in R&D projects of the other;

          (h) means by which R&D projects can be identified, acted on and efficiently managed (e.g., management level joint development coordinators for each party); and

          (i) effective means of exchanging R&D opportunity-related information (e.g., technology developments, product development plans).

2.6.  Covenant to Enter Into A Cross License Agreement.

  2.6.1.  Cross License Agreement - Statement of Purpose.
          Both Samsung and AST believe that, in order to form a successful strategic alliance that will enhance the competitive position of each party, Samsung and AST should enter into an agreement pursuant to which Samsung and AST shall license each other to use the patents, copyrights, and other intellectual property of the other in order to foster rapid product development and low cost product production.

  2.6.2.  Cross License Agreement - Principles.
          Samsung and AST shall each allocate the necessary resources and meet together as soon as possible following the execution of this Agreement and as often as either party reasonably requests thereafter, in order to negotiate the terms and conditions of a definitive royalty-free cross license agreement (the "Cross License Agreement") which shall be entered into prior to the Closing of the purchase and sale of the Second Issuance Shares. The Cross License Agreement shall address, among other things, the following:

          (a)  scope, exclusivity, duration of the cross license ;

          (b)  field of use, territory;

          (c)  intellectual property covered by the cross license;

          (d) entity structure to maximize benefits to the parties (e.g., patent holding company);

          (e) means by which cross license related information can be identified, exchanged on, and efficiently managed (e.g., management level cross license coordinators for each party); and

          (f) effective means of exchanging joint marketing opportunity related information (e.g., technology marketing developments, product marketing plans).


2.7.  Covenant to Enter Into An Employee Exchange Agreement.

  2.7.1.  Employee Exchange Agreement - Statement of Purpose.
          Both Samsung and AST believe that, in order to form a successful strategic alliance that will enhance the competitive position of both parties, Samsung and AST should enter into an agreement pursuant to which Samsung and AST shall coordinate a program to provide opportunities for employees of one company to spend time as the employees of the other company ("Transfer Employees") in order to facilitate a mutual understanding of each parties respective business and corporate culture, facilitate cooperation in attaining the mutual goals set forth in this Agreement, and provide assistance and training to each other in areas where each party has particular expertise. Such agreement shall provide that certain Transfer Employees designated by Samsung shall report directly to the Chief Executive Officer of AST.

  2.7.2.  Employee Exchange Agreement - Principles.
          Samsung and AST shall each allocate the necessary resources and meet together as soon as possible following the execution of this Agreement and as often as either party reasonably requests thereafter, in order to negotiate the terms and conditions of a definitive employee exchange agreement (the "Employee Exchange Agreement") which shall be entered into prior to the Closing of the purchase and sale of the Second Issuance Shares. The Employee Exchange Agreement shall address, among other things, the following:

          (a) type of employees to be exchanged (e.g., engineering, marketing, manufacturing);

          (b) levels of employees to be exchanged including the range of titles to be included (e.g., management);

          (c)  number of employees to be exchanged (by level and type);

          (d)  financial responsibilities of the parties for exchange employees;

          (e)  levels of compensation and benefits;

          (f) term of exchanged employee stay with receiving company (1 to 5 years);

          (g) method of selecting and approving exchanged employees (e.g., minimum qualifications, approval/rejection rights of the parties, confidentiality agreement requirements);

          (h) commitments as to work responsibilities provided to the exchanged employees;

          (i)  immigration issues;

          (j)  joint employer liability issues;

          (k) restrictions on assignments of exchanged employee subsequent to their return to the sending company to minimize inadvertent use of unauthorized trade secrets of the other party; and

          (l) means by which employee exchange can be efficiently managed (e.g., employee exchange coordinators for each party).

2.8.  Covenant to Enter Into A Technical Collaboration Agreement.

  2.8.1.  Technical Collaboration Agreement - Statement of Purpose.
          Both Samsung and AST believe that, in order to form a successful strategic alliance that will enhance the competitive position of each party, Samsung and AST should enter into an agreement pursuant to which Samsung and AST shall collaborate regarding technical information.

  2.8.2.  Technical Collaboration Agreement - Principles.
          Samsung and AST shall each allocate the necessary resources and meet together as soon as possible following the execution of this Agreement and as often as either party reasonably requests thereafter, in order to negotiate the terms and conditions of a definitive technical collaboration agreement (the "Technical Collaboration Agreement") which shall be entered into prior to the Closing of the purchase and sale of the Second Issuance Shares. The Technical Collaboration Agreement shall address, among other things, the following:

          (a) type of technology (e.g., advanced liquid crystal displays, high capacity hard disks) and information to be within the scope of the technical collaboration project (e.g., market research, industry trends);

          (b) means by which technical collaboration can be accomplished (e.g., monthly meetings of coordinators);

          (c) means by which technical collaboration can be efficiently managed (e.g., management level technical collaboration coordinators for each party); and

          (d)  effective means of exchange of technical information.

                                     ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

3.1.  Disclosure.
          None of this Agreement or any information, certificate, document, writing or other instrument referred to herein or furnished by one party to the other party in connection with this Agreement or contemplated hereby, contains or will, when delivered, contain to the best of the providing party's knowledge, after due inquiry, any untrue statement of any material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                     ARTICLE 4.
                                    COVENANTS

4.1.    ACCESS TO INFORMATION; CONFIDENTIALITY.

  4.1.1.  Access.
          Between the date hereof and the execution of all Strategic Agreements, AST shall give Samsung and its authorized representatives reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of AST and its subsidiaries, shall permit Samsung to make such inspections as Samsung may reasonably require, and shall cause AST's officers and those of its subsidiaries to furnish Samsung with such financial and operating data and other information with respect to the business and properties of AST and any of its subsidiaries as Samsung may from time to time reasonably request.

  4.1.2.  Confidentiality.
          Any Confidential Information (as defined in the Confidentiality Agreement) disclosed by Samsung or AST to the other pursuant hereto or in connection with the transactions contemplated by this Agreement shall be subject to and handled by Samsung and AST in accordance with the Confidentiality Agreement, provided, however, that notwithstanding the Confidentiality Agreement, (i) the Confidential Information may be used for purposes of effecting the transactions contemplated by this Agreement as well as for evaluation thereof, (ii) return and destruction of Confidential Information pursuant to the Confidentiality Agreement shall be subject to the needs of the parties to use such Confidential Information in connection with the transactions and activities contemplated by this Agreement and to the right of each party to its work product, and (iii) the Confidentiality Agreement shall not vitiate or alter any representation, warranty, or covenant set forth herein.

4.2.  Additional Agreements; Reasonable Efforts.
          Subject to the terms and conditions herein provided, each of the parties hereto shall as promptly as practicable use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to cause satisfaction of the conditions to, and to consummate and make effective, the transactions contemplated by this Agreement, including, without limitation, (i) the taking of all action reasonably necessary, proper or advisable to secure any necessary consents of Governmental Authorities and third parties, (ii) contesting any pending legal proceedings materially adverse to any of the transactions contemplated by this Agreement, and (iii) the negotiation and execution of any additional agreements or instruments and the taking of any additional actions necessary to satisfy the conditions to, and to consummate, the transactions contemplated hereby.

4.3.  Public Announcements.
          Neither Samsung nor AST shall, directly or indirectly, issue any press release or other public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other, except as may be required by applicable law or by obligations pursuant to any listing agreement with the NASDAQ Stock Market (or any other securities exchange upon which AST's securities are traded), provided that if either party believes that any press release or other public statement is so required, such party shall promptly notify and consult with the other party with respect thereto.

4.4.   Notification of Certain Matters.
          AST shall give prompt notice to Samsung, and Samsung shall give prompt notice to AST, of (i) the occurrence or nonoccurrence of any event that would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the execution of all Strategic Agreements, and (ii) any material failure of AST or Samsung, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, provided, however, that the delivery of any notice pursuant to this Section 4.4 shall not cure such breach or noncompliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice. For purposes of this Section 4.4, "prompt notice" shall mean notice delivered within two (2) days of discovery of the event or failure precipitating such notice.

4.5.        Indemnities.

  4.5.1.  Indemnification of Samsung.
          AST shall indemnify and hold harmless Samsung and its Affiliates and their successors and the directors, officers, employees, and agents or any of them from and against any and all claims, damages, losses, costs, and expenses (including without limitation attorneys' fees and costs) (each a "Loss" and collectively "LOSSES") incurred by, borne by or asserted against any of such indemnified parties in any way relating to, arising out of or resulting from:

               (a) the breach of any of the representations or warranties or covenants made by AST in this Agreement;

               (b) the breach or the failure of performance by AST of any of its covenants, promises or agreements under this Agreement; or

               (c) any claim or assertion that the execution or performance by Samsung or AST or any of its Affiliates of this Agreement violates or interferes with any contractual or other right or obligation or relationship of AST or any of its subsidiaries or Affiliates to or with any other person or entity.

  4.5.2.  Indemnification of AST.
          Samsung shall indemnify and hold harmless AST and its Affiliates and their successors and the directors, officers, employees, and agents or any of them from and against any and all Losses incurred by, borne by or asserted against any of such indemnified parties in any way relating to, arising out of or resulting from:

               (a) the breach of any of the representations or warranties or covenants made by Samsung in this Agreement; or

               (b) the breach or the failure of performance by Samsung of any of its covenants, promises, or agreements under this Agreement.

  4.5.3.  Third Party Claims.

               (a) Within 20 days after the receipt by the party entitled to indemnity hereunder (the "Indemnified Party") of any claim or demand (including, but not limited to, notice of any action, suit, or proceeding) by any third party against an Indemnified Party which gives rise to a right to indemnification hereunder, the affected Indemnified Party shall give each party who may be obligated to provide indemnity hereunder (the "INDEMNIFYING PARTY") written notice of such claim or demand; provided, however, that the failure to give such notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that such failure is materially prejudicial to the Indemnifying Party.

               (b) The Indemnifying Party shall have the right (without prejudice to the right of any Indemnified Party to participate at its own expense through counsel of its own choosing), to defend against such claim or demand at its expense and through counsel of its own choosing (the choice of such counsel to be subject to the reasonable consent of the Indemnified Party) and to control such defense if it gives written notice of its intention to do so within ten (10) days of the receipt of the notice referred to in
Section 4.5.3(a), provided that the Indemnified Party shall be entitled to separate counsel of its choice at the expense of the Indemnifying Party if the defendants in such claim or demand (or other claims or demands arising from the facts, circumstances, or Losses giving rise to the claim or obligation to provide indemnification hereunder) include both the Indemnifying Party and the Indemnified Party and the Indemnified Party reasonably concludes that there may be legal defenses available to it that are different from or additional to those available to the Indemnifying Party. If the Indemnifying Party shall decline or fail to assume the defense of such claim or demand or to pursue such defense actively and vigorously, the Indemnified Party shall have the right to assume control of such defense at the expense of the Indemnifying Party. The Indemnified Party shall cooperate fully in the defense of such claim or demand to the extent being defended by the Indemnifying Party, and shall make available to the Indemnifying Party or its counsel all pertinent information under its control relating thereto. The Indemnifying Party shall cooperate with the Indemnified Party in order to enable its counsel to participate in the defense and shall make available to the Indemnified Party all pleadings and other information within the Indemnifying Party's control reasonably requested by the Indemnified Party that is relevant to the defense of any such claim or demand. The Indemnifying Party and Indemnified Party and their respective counsel shall maintain confidentiality with respect to all such information consistent with the conduct of a defense hereunder.

               (c) The Indemnifying Party shall have the right to elect to settle any such claim or demand, for monetary damages only, subject to the consent of the affected Indemnified Party; provided, however, if the Indemnified Party fails to give such consent within 20 days of being requested to do so, the Indemnified Party shall, at its expense and upon demand of the Indemnifying Party, assume the defense of such claim or demand and regardless of the outcome of such matter, the Indemnifying Party's liability hereunder shall be limited to the amount of any such proposed settlement.

                                     ARTICLE 5.
              CONDITIONS TO ENTER INTO CERTAIN STRATEGIC AGREEMENTS

5.1.  CONDITIONS TO OBLIGATIONS OF SAMSUNG AND AST.
          The obligations of Samsung to enter into each of the Strategic Agreements, and of AST to enter into each of the Strategic Agreements, are subject to satisfaction of the following conditions at the execution of each Strategic Agreement:

  5.1.1.  No Prohibition.
          No statute, rule, regulation, judgment, order, decree, ruling, injunction, or other action shall have been entered, promulgated, enforced, or threatened by any Governmental Authority that purports, seeks, or threatens to
(i) prohibit, restrain, enjoin, or restrict in a material manner, or recover material damages with respect to the Strategic Agreement, (ii) materially change or restrict the manner in which AST or Samsung conducts or proposes to conduct its businesses, or (iii) impose material terms or conditions (not set forth herein) upon the Strategic Agreement as contemplated by this Agreement.

  5.1.2.  Regulatory Compliance.
          All material filings with all Governmental Authorities required to be made shall have been made and all material orders, permits, waivers, authorizations, exemptions, and approvals of such entities required to be in effect shall have been issued, all such orders, permits, waivers, authorizations, exemptions or approvals shall be in full force and effect, and all appeal periods for challenging any such orders, permits, waivers, authorizations, exemptions or approvals shall have expired and no such appeal shall be pending; provided, however, that no provision of this Agreement shall be construed as requiring any party to accept, in connection with obtaining any requisite approval, clearance or assurance of nonopposition, avoiding any challenge, or negotiating settlement, any condition that would (i) materially change or restrict the manner in which AST or Samsung conducts or proposes to conduct its businesses, or (ii) impose material terms or conditions (not set forth herein) upon the Strategic Agreement as contemplated by this Agreement.

5.2.  Conditions to Obligations of Samsung.
          In addition to the conditions set forth in Section 5.1, the obligation of Samsung to enter into each of the Strategic Agreements is subject to satisfaction of the following conditions at the execution of each Strategic
Agreement:

  5.2.1.  Performance.
          AST shall have performed its material obligations under this Agreement and the other Transaction Documents to the date of execution of each Strategic Agreement and the Closing of the purchase and sale of the Second Issuance Shares shall have occurred prior to, or concurrent with, the execution of the Strategic Agreement.

  5.2.2.  Representations and Warranties True.
          Except as otherwise contemplated by this Agreement, the representations and warranties of AST contained in this Agreement, any document provided in connection herewith and in each Strategic Agreement shall be true in all material respects at the execution of each Strategic Agreement as though newly made at and as of that time.

5.3.  Conditions to Obligations of AST.
          In addition to the conditions set forth in Section 5.1, the obligation of AST to enter into each of the Strategic Agreements is subject to satisfaction of the following conditions at the execution of each Strategic Agreement:

  5.3.1.  Performance.
          Samsung shall have performed its material obligations under this Agreement and the other Transaction Documents to the date of execution of each Strategic Agreement and the Closing of the purchase and sale of the Second Issuance Shares shall have occurred prior to, or concurrent with, the execution of the Strategic Agreement.

  5.3.2.  Representations and Warranties True.
          Except as otherwise contemplated by this Agreement, the representations and warranties of Samsung contained in this Agreement, any document provided in connection herewith and in each Strategic Agreement shall be true in all material respects at the execution of each Strategic Agreement as though newly made at and as of that time.

                                     ARTICLE 6.
                                   TERMINATION

6.1.  Termination by AST.
          AST may terminate any or all of its obligations under this Agreement, to the extent not performed, if there shall not have been a material breach by AST of any representation, warranty, covenant, or agreement set forth herein and there shall have been a material breach by Samsung of any representation, warranty, covenant, or agreement set forth herein or in the Stock Purchase Agreement.

6.2.  Termination by Samsung.
          Samsung may terminate any or all of its obligations under this Agreement to the extent not performed, if there shall not have been a material breach by Samsung of any representation, warranty, covenant, or agreement set forth herein and there shall have been a material breach by AST of any representation, warranty, covenant, or agreement set forth herein or in the Stock Purchase Agreement.

6.3.  Termination by Samsung or AST.
          Samsung or AST may terminate any or all of its obligations under this
Agreement: (i) to the extent that performance thereof is prohibited, enjoined, or otherwise materially restrained by any final, nonappealable judgment, ruling, order or decree of any Governmental Authority, provided that the party seeking to terminate its obligations hereunder pursuant to this Section 6.3 shall have used its best efforts to remove such prohibition, injunction, or restraint, or
(ii) if the Stock Purchase Agreement is terminated for any reason.

6.4.   Effect of Termination.
          In the event of the termination of this Agreement pursuant to this
Article 6, neither Samsung nor AST shall have any obligation to perform hereunder from and after the date of such termination, except that (i) Sections
4.1.2 (Confidentiality), 4.3 (Public Announcements), 4.5 (Indemnities), and the sections with related to Governing Law, Expenses and Notices incorporated by reference from the Stock Purchase Agreement pursuant to Section 7.2 hereof shall survive such termination and remain in full force and effect notwithstanding such termination, and (ii) no termination hereof shall relieve Samsung or AST from liability for any breach of this Agreement.

                                     ARTICLE 7.
                                  MISCELLANEOUS

7.1. Compliance with Law.
          The statements of purpose in this Agreement shall be implemented by Samsung and AST within the confines of applicable law.

7.2. Stock Purchase Agreement.
          The provisions of Article 9 of the Stock Purchase Agreement are incorporated herein by reference and shall govern this Agreement as though set forth in full herein and as though references in such Article 9 to "this Agreement" and "herein" were references to this Agreement and as though references to "the Purchaser" were references to Samsung and references to "the Company" were references to AST.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

AST RESEARCH, INC.,                     SAMSUNG ELECTRONICS CO.,
a Delaware corporation                  a Korean corporation

By: Safi U. Qureshey                    By: (Authorized Officer)
Title: Chief Executive Officer          Title:
       and Chairman of the Board